UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 22, 2012

Kansas City Southern
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-4717	44-0663509
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

427 West 12th Street, Kansas City, Missouri		64105
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	816-983-1303

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Amendment No. 1 to Credit Agreement

On February 24, 2012, Kansas City Southern (the "Company"), its wholly owned subsidiary, The Kansas City Southern Railway Company ("KCSR") and certain other subsidiaries of the Company that guaranty KCSR's Amended and Restated Credit Agreement dated as of July 12, 2011 (the "Credit Agreement") entered into Amendment No. 1 and Additional Term Advance Agreement ("Amendment No. 1") to the Credit Agreement with certain Lenders under the Credit Agreement, certain financial institutions and other persons parties thereto as providers of the additional Term A advances described below (the "Additional Term A Lenders"), The Bank of Nova Scotia ("Scotia Capital"), as administrative agent and collateral agent for the Lenders ("Agent"), J.P. Morgan Securities LLC ("JPMorgan"), Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPFS"), Scotia Capital, Citibank Global Markets Inc. and Morgan Stanley Senior Funding, Inc. ("MSSF") as joint lead arrangers, JPMorgan, MLPFS and MSSF as joint bookrunners, JPMorgan as syndication agent and Scotia Capital, Citibank, N.A. and MSSF as co-documentation agents.

Amendment No. 1 provides that the Additional Term A Lenders shall make additional Term A advances to KCSR in an aggregate principal amount of $275 million (the "Additional Term A Advances") on substantially the same terms as those applicable to the existing Term A facility under the Credit Agreement. KCSR drew down $175 million of the Additional Term A Advances on the effective date of Amendment No. 1, and may draw down the remaining $100 million of Additional Term A Advances on up to five occasions on or prior to June 30, 2012.

The proceeds of the initial $175 million draw down of the Additional Term A Advances were used to purchase all of KCSR’s 8% Senior Notes due 2015 (the "8% Senior Notes") that were accepted in accordance with KCSR's recently completed tender offer for such notes (including any principal, interest, fees and other amounts owing with respect thereto). The remaining Additional Term A Advances may be used to (i) finance any actual or intended redemption of any 8% Senior Notes which remain outstanding following the aforementioned tender offer (including any principal, interest, fees and other amounts owing with respect thereto) or (ii) to pay any transaction costs related to the foregoing.

The outstanding principal balance of the Additional Term A Advances bear interest at floating rates. At KCSR's option, the loans will bear interest at either (i) the greater of (a) The Agent's base rate, (b) federal funds rate plus 0.50% or (c) one-month London Interbank Offered Rate ("LIBOR") plus 1.00% (the "Base Rate") plus a margin of 0.25% or (ii) LIBOR plus a margin of 1.25%.

Except as amended and supplemented by Amendment No. 1, all terms of the Credit Agreement remain in full force and effect. The foregoing is a summary of the terms of Amendment No. 1 and does not purport to be a complete discussion of them. A copy of Amendment No. 1 is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Supplemental Indenture

On February 13, 2012, the Company, KCSR and certain subsidiaries of the Company that guarantee the 8% Senior Notes pursuant to the terms of the indenture governing the 8% Senior Notes (the "Indenture"), and U.S. Bank National Association, as trustee under the Indenture, entered into the First Supplemental Indenture (the "Supplemental Indenture") to the Indenture. Pursuant to its terms, certain provisions of the Supplemental Indenture, including the amendments to the Indenture described below, became operative on February 24, 2012 following the acceptance by KCSR of the 8% Senior Notes tendered by holders thereof pursuant to KCSR's previously announced tender offer.

The Supplemental Indenture amends the terms of the Indenture to, among other things, delete certain covenants that:

• restrict the ability of the Company, KCSR and certain of their affiliates to incur certain forms and amounts of indebtedness;

• restrict the ability of the Company, KCSR and certain of their affiliates to (i) declare or pay dividends to certain parties, (ii) purchase, redeem, retire or otherwise acquire for value capital stock held by certain parties and (iii) make certain investments, interest payments and other distributions;

• prohibit the Company, KCSR and certain of their affiliates from causing or permitting to exist restrictions on the ability of certain of their subsidiaries to pay dividends or indebtedness, make distributions or loans or transfer property or assets to the guarantors or their subsidiaries;

• prohibit the Company, KCSR and certain of their affiliates from disposing of assets or issuing or selling shares of capital stock of certain of their subsidiaries;

• restrict the ability of the Company, KCSR and certain of their affiliates to enter into, renew or extend any transaction with certain stockholders and affiliates;

• prohibit the Company, KCSR and certain of their affiliates from creating, incurring, assuming or suffering to exist certain liens;

• prohibit the Company, KCSR and certain of their affiliates from entering into sale-leaseback transactions;

• require KCSR to commence and consummate an offer to purchase the Notes upon a change in control;

• require the Company, KCSR and certain of their affiliates to pay taxes and other claims;

• require the Company to deliver compliance certificates to the trustee; and

• in connection with a defeasance, require the Company and KCSR to deliver certain legal opinions and allow a certain number of days to pass before such defeasance becomes effective.

The elimination or modification of the foregoing provisions permit the Company, KCSR and certain of their affiliates to take actions that could increase the credit risk faced by the holders of any remaining outstanding 8% Senior Notes (although KCSR remains subject to the restrictions and covenants set forth in its other outstanding indebtedness), adversely affect the market price of such 8% Senior Notes or otherwise be adverse to the interests of the holders of such 8% Senior Notes.

The amendments do not relieve KCSR from its obligations to make scheduled payments of principal and accrued interest on the 8% Senior Notes that remain outstanding in accordance with the terms of the Indenture.

The foregoing discussion is qualified in its entirety by the terms and conditions of the Supplemental Indenture, a copy of which is attached to this Form 8-K as Exhibit 10.2 and incorporated herein by this reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by this item is included in Item 1.01 above and is incorporated herein by reference.

Item 3.03 Material Modifications to Rights of Security Holders.

The information required by this item is included in Item 1.01 above and is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On February 22, 2012, the Compensation and Organization Committee (the "Compensation Committee") of the Board of Directors of the Company approved the Company's 2012 Long-Term Incentive Program (the "2012 LTI Program") and the 2012 Annual Incentive Plan (the "2012 AIP"), in which the Company's officers participate. The Committee also set the performance goals for the 2012 tranche of performance awards issued under the 2011 Long-Term Incentive Program approved on February 23, 2011 ("2011 LTI Program") and modified the performance metric definitions for the 2012 and 2013 tranches of performance awards issued under the 2011 LTI Program.

2012 LTI Program

The 2012 LTI Program consists of performance share awards (50%), non-qualified stock options (25%) and restricted stock (25%). All awards under the 2012 LTI Program were granted on February 22, 2012, and are governed by the Company's 2008 Stock Option and Performance Award Plan.

The performance period for the performance shares is the three year period 2012 through 2014. Participants may earn between 50% and 200% of the performance shares awarded under the 2012 LTI Program by meeting or exceeding the performance criteria set for the 2012 LTI Program. The Compensation Committee set three-year performance goals for the 2012 LTI Program on February 22, 2012. The number of performance shares earned at the end of the three-year performance period is based on the average of the earned percentage for each year during the 2012 LTI Program. Performance shares earned under the 2012 LTI Program become vested and will paid out on the later of (i) February 27, 2015, or (ii) the date the Compensation Committee certifies the performance results.

The performance metrics for the performance shares awarded under the 2012 LTI Program are return on invested capital ("ROIC") and consolidated operating ratio ("OR"), weighted 75% and 25%, respectively. For this purpose, ROIC is defined as the quotient of the Company's net operating profit after taxes ("NOPAT") divided by the Company's invested capital where (i) NOPAT is the sum of the Company's net income plus interest expense, interest on the present value of the Company's operating leases and debt retirement costs (all preceding items tax effected), with further adjustments to eliminate the after-tax effects of any foreign exchange gains/losses, the foreign exchange impact of the Company's effective tax rate and changes in accounting principles, and (ii) invested capital is the sum of the Company's average equity balance, average debt balance and the present value of the Company's operating leases, with further adjustments to eliminate the average equity impacts of changes in accounting principles.

The shares of restricted stock awarded under the 2012 LTI Program vest on February 27, 2015.

The non-qualified stock options become vested and exercisable in equal installments on February 22, 2013, February 22, 2014 and February 22, 2015, respectively. The stock options must be exercised in all events no later than ten years from the date of grant. The exercise price of the stock options is equal to the fair market value of the Company's common stock on the date of grant.

The above description is qualified in its entirety by the form of 2012 LTI Program award agreements attached to this Current Report on Form 8-K as Exhibits 10.3 (for United States employees) and 10.4 (for non-United States employees).

2012 AIP

The 2012 AIP is payable in cash following certification by the Compensation Committee that the 2012 annual performance target is met. The Compensation Committee determined at its February 22, 2012, meeting that the performance target for the 2012 AIP is the Company's budgeted year-end 2012 consolidated operating ratio.

2011 LTI Plan

On February 22, 2012, the Compensation Committee set the performance criteria for the 2012 performance period of the 2011 LTI Program. Further, the Compensation Committee approved a modification of the definition of ROIC for purposes of the 2011 LTI Program with respect to the 2012 and 2013 tranches of performance shares awarded under that program such that it conforms with the definition of ROIC approved by the Compensation Committee for the 2012 LTI Program.

Item 7.01 Regulation FD Disclosure.

The Company is furnishing under Item 7.01 of this Current Report on Form 8-K the information included as Exhibit 99.1 to this report. Exhibit 99.1 is the KCS news release dated February 27, 2012, announcing the entry into Amendment No. 1.

Item 9.01 Financial Statements and Exhibits.

(d)

10.1 Amendment No. 1 and Additional Term Advance Agreement dated as of February 24, 2012, to the Amended and Restated Credit Agreement dated as of July 12, 2011, by and among the Company, KCSR, as Borrower, certain of their subsidiaries named therein as guarantors, certain Lenders under the Credit Agreement, certain financial institutions and other persons parties thereto as providers of the additional Term A advances described therein, The Bank of Nova Scotia ("Scotia Capital"), as administrative agent and collateral agent for the Lenders, J.P. Morgan Securities LLC ("JPMorgan"), Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPFS"), Scotia Capital, Citibank Global Markets Inc. and Morgan Stanley Senior Funding, Inc. ("MSSF") as joint lead arrangers, JPMorgan, MLPFS and MSSF as joint bookrunners, JPMorgan as syndication agent and Scotia Capital, Citibank, N.A. and MSSF as co-documentation agents.

10.2 First Supplemental Indenture dated as of February 13, 2012 among KCSR, the Company, Gateway Eastern Railway Company, Pabtex, Inc., Southern Development Company, Southern Industrial Services, Inc. and Trans-Serve, Inc. and U.S. Bank National Association, as trustee.

10.3 Form of Non-Qualified Stock Option, Restricted Share and Performance Share Award Agreement (United States Employees) under the Kansas City Southern 2008 Stock Option and Performance Award Plan for the 2012 Long-Term Incentive Program.

10.4 Form of Non-Qualified Stock Option, Restricted Share and Performance Share Award Agreement (Non-United States Employees) under the Kansas City Southern 2008 Stock Option and Performance Award Plan for the 2012 Long-Term Incentive Program.

99.1 News release issued by Kansas City Southern dated February 27, 2012.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kansas City Southern

February 27, 2012	By:	/s/ Brian P. Banks

Name: Brian P. Banks
Title: Associate General Counsel & Corporate Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Amendment No. 1 and Additional Term Advance Agreement dated as of February 24, 2012, to the Amended and Restated Credit Agreement dated as of July 12, 2011, by and among the Company, KCSR, as Borrower, certain of their subsidiaries named therein as guarantors, certain Lenders under the Credit Agreement, certain financial institutions and other persons parties thereto as providers of the additional Term A advances described therein, The Bank of Nova Scotia ("Scotia Capital"), as administrative agent and collateral agent for the Lenders, J.P. Morgan Securities LLC ("JPMorgan"), Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPFS"), Scotia Capital, Citibank Global Markets Inc. and Morgan Stanley Senior Funding, Inc. ("MSSF") as joint lead arrangers, JPMorgan, MLPFS and MSSF as joint bookrunners, JPMorgan as syndication agent and Scotia Capital, Citibank, N.A. and MSSF as co-documentation agents.
10.2	First Supplemental Indenture dated as of February 13, 2012 among KCSR, the Company, Gateway Eastern Railway Company, Pabtex, Inc., Southern Development Company, Southern Industrial Services, Inc. and Trans-Serve, Inc. and U.S. Bank National Association, as trustee.
10.3	Form of Non-Qualified Stock Option, Restricted Share and Performance Share Award Agreement (United States Employees) under the Kansas City Southern 2008 Stock Option and Performance Award Plan for the 2012 Long-Term Incentive Program.
10.4	Form of Non-Qualified Stock Option, Restricted Share and Performance Share Award Agreement (Non-United States Employees) under the Kansas City Southern 2008 Stock Option and Performance Award Plan for the 2012 Long-Term Incentive Program.
99.1	News release issued by Kansas City Southern dated February 27, 2012.